CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CONSOLIDATED STATEMENTS OF OPERATIONS
Services revenue and connection fees, related party	$ 52,257	$ 72,149	$ 209,990
Cost of services, excluding depreciation and amortization, related party	43,620	50,389	232,689
General and administrative expenses, related party	83,305	66,677	50,457
Other operating expenses, related party	9,796	12,207	12,008
Sales and marketing expenses, related party	135,622	127,106	222,690
Interest income, related party	21,640	53,940	55,018
Interest expense, net of capitalized interest, related party	608	3,613	9,400
Impairment of investments, related party		349,370
Other expenses, net, related party			$ 2,967